SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) November 29, 2002

PRIMA ENERGY CORPORATION
(Exact name of Registrant as specified in its charter)

Delaware	0-9408	84-1097578
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	file number)	Identification No.)

1099 18th Street, Suite 400, Denver CO 80202
(Address of principal executive offices) (Zip Code)

(303) 297-2100
(Registrant’s telephone number, including area code)

No Change
(Former name or former address, if changed from last report.)

PRIMA ENERGY CORPORATION

FORM 8-K

NOVEMBER 29, 2002

Item 5. Other Events

     On November 29, 2002, Prima Energy Corporation, a Delaware corporation, issued a press release providing an update on its exploratory well in the Coyote Flats prospect, reporting on a joint venture agreement reached with a private company to develop coal bed methane reserves in the Powder River Basin, and announcing the resignation of its Vice President of Corporate Development. A copy of the press release is attached hereto as Exhibit 99.7.

Item 7c. Exhibits

     The following exhibit is filed herewith pursuant to the provisions of Item 601 of Regulation S-K.

Exhibit
Table No.	Document	Exhibit No.

99	Prima Energy Corporation Press Release dated November 29, 2002	99.7

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PRIMA ENERGY CORPORATION
(Registrant)

Date	December 2, 2002	/s/ Neil L. Stenbuck

Neil L. Stenbuck,
Executive Vice President & Chief Financial Officer

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EXHIBIT INDEX

Exhibit
Table No.	Document	Exhibit No.

99	Prima Energy Corporation Press Release dated November 29, 2002	99.7